SUPPLEMENT DATED MARCH 9, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2021

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Unconstrained Allocation Fund

Morningstar Alternatives Fund

(each a “Fund”, collectively the “Funds”)

This supplement provides additional information to the Funds’ Statement of Additional Information (“SAI”) dated August 31, 2021, as amended to date, and should be read in conjunction with such SAI.

Trustee Change to All Funds

I.	To reflect the resignation of Enrique M. Vasquez as trustee to the Trust, for personal reasons unrelated to the Trust effective March 8, 2022, all references to Mr. Vasquez are removed from the SAI.

Changes to Market Risks for All Funds

I.	The following text is added to the “Market Risks — Market Disruptions” section of the SAI:

Russia’s recent military invasion of Ukraine has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. As a result, the U.S., the European Union and other countries have instituted or may in the future institute sanctions against Russia, and could institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments. These sanctions and any additional sanctions, other intergovernmental actions, or actions by businesses and consumers that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. Russia’s military incursion and the resulting sanctions could also adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks described in this SAI.

Use of Securities Lending by the Morningstar Defensive Bond Fund, the Morningstar Global Income Fund, the Morningstar International Equity Fund, the Morningstar Total Return Bond Fund, the Morningstar U.S. Equity Fund, and the Morningstar Unconstrained Allocation Fund

I.

To reflect the use of securities lending by the stated Funds, the paragraph under the “Service Providers —Securities Lending Agent” heading in the SAI is hereby removed and replaced with the following:

On December 15, 2021, the board of trustees approved the participation for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar International Equity Fund, Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund, and Morningstar Unconstrained Allocation Fund in a securities lending program. Under the securities lending program, Northern Trust Company serves as the Securities Lending Agent pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”).

Effective upon commencement of the securities lending program in the first quarter of 2022, the Securities Lending Agent provided the following services for the Funds listed above in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.

Appointment of New Governance Chairperson for All Funds

I.

To reflect the appointment of Linda Taylor as chairperson of the Governance Committee, the last paragraph under the “Committees of the Board” heading in the SAI is hereby removed and replaced with the following:

The Governance Committee meets at such times as it or the board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. As of the date of this SAI, the Governance Committee consisted of three members: Linda Taylor (chairperson of the Governance Committee), Barry P. Benjamin and Theresa Hamacher. The Governance Committee convened two times during the fiscal year ended April 30, 2021.

Please retain this supplement for future reference.